Exhibit 10.21

SECOND AMENDMENT TO
PURCHASE AND SALE AGREEMENT
(300 W. Fayette Street)

        THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made, and shall be effective for all purposes, as of November ____, 2004 by and between PKLB Limited Partnership, a Maryland limited partnership having BASi Maryland, Inc., a Maryland corporation as its general partner (“Seller”), and The Kevin F. Donohoe Company, Inc., a Pennsylvania corporation (“Purchaser”).

RECITALS:

        R-1.         Seller and Purchaser entered into a Purchase and Sale Agreement dated as of November 11, 2004 (the “Original Agreement”) which was supplemented by a First Amendment to Purchase and Sale Agreement (the “First Amendment”) dated as of November 23, 2004. The Original Agreement and the First Amendment are hereinafter collectively referred to as the Agreement. Unless otherwise provided in this Second Amendment, all capitalized terms shall have the same meaning as defined in the Original Agreement.

        R-2.         Seller and Purchaser desire to amend the Agreement as hereinafter set forth.

        IN CONSIDERATION of the mutual covenants and agreement contained in the Agreement and this Second Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby covenant and agree as follows:

        1.         Incorporation of Recitals.    The foregoing Recitals are incorporated in this Second Amendment and made a part hereof by this reference to the same extent as if set forth herein in full.

        2.         Amendment of Original Agreement.    The Agreement is hereby modified to make the Effective Date as defined in the first paragraph December 3, 2004.

        3.         Ratification of Agreement.    Except as set forth in this Second Amendment, all the terms and conditions contained in the Agreement are hereby ratified and shall remain in full force and effect. In the event that any of the terms, conditions and provisions of this Second Amendment shall conflict with any of the terms, conditions and provisions of the Agreement, then, and in such event, the terms, conditions and provisions of this Second Amendment shall prevail and be controlling.

        4.         Counterparts.    This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed to be a single instrument.

        IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have duly executed this Second Amendment under seal.

WITNESS/ATTEST: /s/ Linda L. Reeves Kenner /s/ Douglas R. Veasey	SELLER:

PKLB LIMITED PARTNERSHIP

By:  BASi Maryland, Inc., General Partner

By:  /s/ Michael Silvon
Name:  Michael Silvon
Title:  Secretary

PURCHASER:

THE KEVIN F. DONAHOE COMPANY, INC.

By:  /s/ Henry B. Glover, Jr.
Name:  Henry B. Glover, Jr.
Title:  Vice President

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